Exhibit 1.1

EXECUTION VERSION

UNITIL CORPORATION

1,393,355 Shares of Common Stock

UNDERWRITING AGREEMENT

Dated: August 14, 2025

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EXHIBITS

Exhibit A	–	Underwriters
Exhibit B	–	Subsidiaries of the Company
Exhibit C	–	List of Persons Subject to Lock-Up
Exhibit D	–	Form of Lock-Up Agreement
Exhibit E	–	Form of Opinion of Company Counsel
Exhibit F	–	Form of Disclosure Letter of Company Counsel
Exhibit G	–	Form of Internal Company Counsel Opinion
Exhibit H	–	Form of Disclosure Letter of Internal Company Counsel
Exhibit I	–	Price-Related Information
Exhibit J	–	Issuer General Use Free Writing Prospectuses

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Unitil Corporation

1,393,355 Shares of Common Stock

UNDERWRITING AGREEMENT

August 14, 2025

Wells Fargo Securities, LLC

As Representative of the several Underwriters

c/o Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Ladies and Gentlemen:

Unitil Corporation, a New Hampshire corporation (the “Company”), and Wells Fargo Securities, LLC (“Wells Fargo”) and each of the other Underwriters named in Exhibit A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Wells Fargo is acting as a representative (in such capacity, the “Representative”), with respect to the issue and sale by the Company of a total of 1,393,355 shares (the “Initial Securities”) of the Company’s common stock, no par value (the “Common Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Initial Securities set forth in said Exhibit A hereto, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 209,003 additional shares of Common Stock. The Initial Securities to be purchased by the Underwriters and all or any part of the 209,003 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Securities.” Certain terms used in this Underwriting Agreement (this “Agreement”) are defined in Section 16 hereof.

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Company has prepared and previously delivered to you a preliminary prospectus supplement dated August 14, 2025 relating to the Securities and a related prospectus dated June 3, 2025 (the “Base Prospectus”). Such preliminary prospectus supplement and Base Prospectus, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are hereinafter called, collectively, the “Pre-Pricing Prospectus.” Promptly after the execution and delivery of this Agreement, the Company will prepare and file with the Commission a prospectus supplement dated August 14, 2025 (the “Prospectus Supplement”) and will file the Prospectus Supplement and the Base Prospectus with the Commission, all in accordance with the provisions of Rule 430B and Rule 424(b), and the Company has previously advised you of all information (financial and other) that will be set forth therein. The Prospectus Supplement and the Base Prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are herein called, collectively, the “Prospectus.”

SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Date referred to in Section 2(c) hereof, and as of each Option Closing Date (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

(1) Registration Statement, Prospectus and Disclosure at Time of Sale. The Registration Statement has been filed with the Commission under the 1933 Act and has become effective under the 1933 Act. No stop order suspending the effectiveness of such Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Commission has not issued any order preventing or suspending the use of preliminary prospectus or any Issuer Free Writing Prospectus. Copies of such Registration Statement and each of the amendments thereto have been delivered by the Company to you. Each Pre-Pricing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations. At the respective times when the Registration Statement and any amendments thereto became effective and as of the Closing Date (as defined below) and the Option Closing Date (as defined below), if any, the Registration Statement and any amendment thereto conformed and will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations. The Prospectus and any amendments or supplements thereto when filed in accordance with Rule 424(b) and as of the Closing Date and the Option Closing Date, if any, will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations. The documents filed or to be filed pursuant to the 1934 Act and incorporated by reference in the Registration Statement, any preliminary prospectus, the Prospectus Supplement or the Prospectus, at the time they were filed with the Commission conformed, or will conform when so filed, in all material respects with the requirements of the 1934 Act, the 1933 Act and the 1933 Act Regulations, as applicable. As of the initial effective date of the Registration Statement, the date hereof, the Closing Date and the Option Closing Date, if any, the Registration Statement does not and will not, and any further amendments to the Registration Statement will not, when they become effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of its date and the date hereof, the Prospectus does not, and as amended or supplemented on the Closing Date and the Option Closing Date, if any, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; the documents incorporated by reference in any preliminary prospectus, the Prospectus Supplement or the Prospectus did not, when filed with the Commission, and will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Prospectus Supplement, as supplemented by the Issuer Free Writing Prospectuses, if any, taken together with the final pricing information set forth on Exhibit I hereto (collectively, the “General Disclosure Package”), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus listed on Exhibit K hereto does not conflict with the information contained in the Registration Statement; and each such Issuer Free Writing Prospectus listed on Exhibit K, as supplemented by and taken together with the General Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this sentence do not apply to statements or omissions in the Registration Statement, any preliminary prospectus, the Prospectus, the Prospectus Supplement or any Issuer Free Writing Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Wells Fargo expressly for use therein, such information being listed in Section 6(b) below. The Company is eligible to use Issuer Free Writing Prospectuses in connection with this offering pursuant to Rule 433 under the 1933 Act. The Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus, and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the 1933 Act. All documents filed by the Company pursuant to Sections 12, 13, 14 or 15 of the 1934 Act and incorporated or deemed to be incorporated by reference into the Registration Statement, any preliminary prospectus, the General Disclosure Package or the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and were filed on a timely basis with the Commission, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The copies of each of the Pre-Pricing Prospectus, each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements to any of the foregoing, that have been delivered to the Underwriters in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise) were identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. For purposes of this Agreement, references to the “delivery” or “furnishing” of any of the foregoing documents to the Underwriters, and any similar terms, include, without limitation, electronic delivery.

(2) Compliance with Registration Requirements. (i) At the time of filing the Registration Statement and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” and is a “well-known seasoned issuer” (each as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date of this Agreement. The Company has been since the time of the filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Securities. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to use of the automatic shelf registration statement form. If at any time when the Securities remain unsold by the Underwriters, the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representative, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Representative, (iii) use its reasonable best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable, and (iv) promptly notify the Representative of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the 1933 Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r)) and in any event prior to the Closing Date.

(3) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company. The Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

(4) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New Hampshire, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus and the General Disclosure Package. Each of the subsidiaries of the Company, as listed in Exhibit B hereto (collectively, the “Subsidiaries”), has been duly organized and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, with corporate or limited liability company, as applicable, power and authority to own or lease its properties and conduct its business as described in the Prospectus and the General Disclosure Package. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business and are in good standing in all jurisdictions in which the conduct of their business requires such qualification; except where the failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, rights, operations, earnings, business, management or business prospects of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”). The outstanding shares of capital stock and membership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non- assessable and to the extent shown in Exhibit B hereto are wholly owned by the Company or another Subsidiary (other than Preferred Stock issued by Unitil Energy Systems, Inc., which may be owned by persons other than the Company or a Subsidiary of the Company) free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or membership interests in the Subsidiaries are outstanding.

(5) Authorization of the Securities. The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights exist with respect to any of the Securities or the issue and sale thereof.

(6) Capitalization. The information set forth under the caption “Capitalization” in the Prospectus and the General Disclosure Package is true and correct (except for issuances subsequent to their respective dates in accordance with employee plans, non-employee director plans, stock plans, dividend reinvestment plans or pursuant to outstanding options, rights or warrants of the Company that are disclosed in the Prospectus and the General Disclosure Package). All of the Securities conform in all material respects to the description thereof contained in the Prospectus and the General Disclosure Package. Immediately after the issuance and sale of the Securities to the Underwriters, no shares of Preferred Stock of the Company and its Subsidiaries shall be issued and outstanding (other than Preferred Stock issued by Unitil Energy Systems, Inc.) and no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company shall have any existing or future right to acquire any shares of Preferred Stock of the Company. The Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE. No holder of the Securities will be subject to personal liability for obligations of the Company solely by reason of being such a holder.

(7) Rights with Respect to Securities. Except as described in the Prospectus and General Disclosure Package, there are no outstanding securities of the Company or any of its Subsidiaries convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock or membership interests of the Company or any of its Subsidiaries, and there are no outstanding or authorized options, warrants or rights of any character obligating the Company or any of its Subsidiaries to issue any membership interests or shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any such membership interests or shares of such stock; and except as described in the Prospectus and the General Disclosure Package, to the knowledge of the Company, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any shares of Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement or the offering or sale of the Securities as contemplated by this Agreement, to require registration under the 1933 Act of any shares of Common Stock or other securities of the Company.

(8) Financial Statements. The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with GAAP, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. All financial information which was not prepared in accordance with GAAP included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package comply with the requirements of Regulation G and Item 10 of Regulation S-K under the 1933 Act. The summary financial and statistical data included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company and its Subsidiaries, as applicable. The statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate. No other financial statements or information is required to be included or incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package.

(9) Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(10) Auditor. Deloitte & Touche LLP, which has certified certain financial statements of the Company and the Subsidiaries and delivered its opinion with respect to certain audited financial statements and schedules incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, is an independent registered public accounting firm with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations.

(11) Absence of Proceedings. There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or governmental or administrative agency, authority or body or otherwise (i) that is required to be described in the Registration Statement, the Prospectus and the General Disclosure Package and is not so described or (ii) which, if determined adversely to the Company or any of its Subsidiaries, as applicable, might reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement, the Prospectus and the General Disclosure Package.

(12) Absence of Labor Dispute. No labor problem or dispute with the employees of the Company or the Subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(13) Title to Property. The Company and each of the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Prospectus and the Disclosure Package) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Prospectus and the Disclosure Package) or which are not material in amount. The Company and each of the Subsidiaries occupy their leased properties under valid and binding leases

(14) Transfer Taxes. There are no transfer or stamp taxes or similar fees or charges under federal law or laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

(15) Tax Returns. Except for any failure that would not, individually or in the aggregate, have a Material Adverse Effect, the Company and the Subsidiaries have filed all Federal, State, local and foreign tax returns which have been required to be filed, and all such tax returns are complete and correct in all material respects, and have paid all taxes indicated by said tax returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP.

(16) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Prospectus, and the General Disclosure Package, there has not been any material adverse change or any development involving a prospective change which has had or is reasonably likely to have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Prospectus and the General Disclosure Package. None of the Company or the Subsidiaries has any material contingent obligations that are not disclosed in the Company’s financial statements included, or incorporated by reference, in the Registration Statement, the Prospectus and the General Disclosure Package.

(17) Absence of Defaults and Conflicts. None of the Company or any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, in violation of or in default under its articles of incorporation (“Charter”), by-laws (“By-Laws”) or other formation documents or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect. The issuance, sale and delivery of the Securities and the execution, delivery or performance of this Agreement do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) the Charter or By-Laws or other formation documents of the Company or any Subsidiary, (ii) any contract, indenture, mortgage, deed of trust, lease, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party, or (iii) any statute, law, order, rule, regulation, judgment or decree applicable to the Company or any of the Subsidiaries of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction; except for, with respect to clauses (ii) and (iii), any such violation, breach or default that, individually or in the aggregate, would not have a Material Adverse Effect.

(18) No Regulatory Consent. No approval, consent, order, authorization, designation, declaration or filing by or with any state or federal regulatory, administrative or other governmental body (including the Federal Energy Regulatory Commission and the Federal Communications Commission) is necessary in connection with the issuance, sale and delivery of the Securities, the application of net proceeds from the sale of the Securities as described under the heading “Use of Proceeds” in the Prospectus and the General Disclosure Package or the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the Commission or as may be necessary to qualify the Securities for public offering by the Underwriters under state securities or Blue Sky laws).

(19) Possession of Licenses and Permits. The Company and each of the Subsidiaries possess all licenses, certifications, permits, franchises, approvals, registrations, clearances, certificates of public convenience and necessity and other regulatory authorizations (“Permits”) from governmental authorities as are necessary to conduct its businesses as currently conducted and to own, lease and operate its properties in the manner described in the Prospectus and the General Disclosure Package (except to the extent that the failure to have the same would not have, individually or in the aggregate, a Material Adverse Effect). There is no claim, proceeding or controversy, pending or, to the knowledge of the Company or any of the Subsidiaries, threatened, involving the status of or sanctions under any of the Permits that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Company and the Subsidiaries is in compliance in all material respects with the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Company or any of the Subsidiaries under such Permit, other than a revocation, termination, modification or other impairment which would not, individually or in the aggregate, have a Material Adverse Effect. None of the Permits contains any restriction that is materially burdensome on the Company or any of its Subsidiaries.

(20) FINRA Affiliations. To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater security holders, except as set forth in the Registration Statement, the Prospectus and the General Disclosure Package.

(21) Absence of Manipulation. Neither the Company, nor to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Securities on the NYSE in accordance with Regulation M under the 1934 Act.

(22) Investment Company Act. None of the Company or any of the Subsidiaries is, nor will be after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package and the Prospectus, an “investment company” or an entity “controlled” by an “investment company,” in each case within the meaning of such terms under the 1940 Act.

(23) Insurance. The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries. All policies of insurance insuring the Company or any Subsidiary or any of their respective businesses, assets, employees, officers and directors are in full force and effect, and the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects. There are no material claims by the Company or any Subsidiary under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

(24) ERISA Compliance. Each “employee benefit plan” (as defined in Section 3(3) of ERISA) with respect to which the Company, each of the Subsidiaries and ERISA Affiliates would reasonably be expected to have any liability (each, a “Plan”) has been maintained and operated in compliance in all material respects with all applicable provisions of ERISA; no “reportable event” (as defined in Section 4043(c) of ERISA) has occurred with respect to any Plan; neither the Company nor any of the Subsidiaries or ERISA Affiliates has incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Plan or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each Plan for which the Company or any Subsidiary would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company and the Subsidiaries, any entity that is or, at any relevant time, was treated as a single employer with any of the foregoing pursuant to Section 414(b), (c), (m) or (o) of the Code.

(25) Brokers. Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee, or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(26) Ownership Interests of the Company. The Company does not own, directly or indirectly, any shares of capital stock and does not have any other equity or ownership or proprietary interest in any corporation, partnership, association, trust, limited liability company, joint venture or other entity, other than (i) the Subsidiaries or (ii) any such shares or interests owned, directly or indirectly, (A) in the ordinary course as part of the Company’s treasury function and (B) in an amount not to exceed 1% of the shares and interests of any such entity.

(27) Accuracy of Descriptions and Exhibits. There are no statutes, regulations, contracts or other documents (including, without limitation, any voting agreement) that are required to be described in the Registration Statement, the Prospectus and the General Disclosure Package or to be filed as exhibits to the Registration Statement that are not described or filed as required (and the Pre-Pricing Prospectus contains in all material respects the same description of the foregoing matters contained in the Prospectus); and the statements in the Pre-Pricing Prospectus and the Prospectus under the heading “Description of Common Stock”, insofar as such statements summarize legal matters discussed therein, are accurate and fair summaries of such legal matters.

(28) Environmental Laws. Except as otherwise disclosed in the Registration Statement, the Prospectus or the General Disclosure Package, or except as would not, individually or in the aggregate, result in a Material Adverse Effect, neither the Company nor any Subsidiary is, or during the relevant time period specified in the applicable statutes of limitation has been, in violation of any statute, rule, regulation, ordinance, decree, decision, Permit, order or other similar items of any governmental agency or body or any court, domestic or foreign (“Laws”), relating to (i) the prevention of pollution, remediation of contamination or restoration of environmental quality, protection of human health or the environment (including natural resources), or occupational health and workplace safety, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Federal Water Pollution Control Act; the Clean Air Act; the Hazardous Materials Transportation Act; the Emergency Planning and Community Right to Know Act; the Toxic Substances Control Act; the Oil Pollution Act; the Safe Drinking Water Act; and the Occupational Safety and Health Act (“Environmental Laws”) and (ii) licensing and certification covering any aspect of the business of the Company or any of the Subsidiaries. None of the Company or any of the Subsidiaries has received any notification asserting, or has knowledge of, any failure to comply with or violation of any such Laws that has not been fully resolved, except for any such failure to comply or violation that would not reasonably be expected to have a Material Adverse Effect.

(29) Hazardous Materials. Except as disclosed in the Prospectus and the General Disclosure Package, there has been no release into the environment of any substance defined, designated, classified, or regulated as a hazardous waste, hazardous substance, hazardous material, solid waste, pollutant, contaminant or toxic substance under any Environmental Law (“Hazardous Materials”) on or from the properties of the Company or any Subsidiary or in connection with the operations of the Company or any Subsidiary in violation of any Environmental Law or in a manner that could give rise to any remedial or corrective action obligations pursuant to Environmental Laws except as would not reasonably be expected to have a Material Adverse Effect; and there has been no exposure of any person or property to any Hazardous Materials in connection with the operations of the Company or any Subsidiary that could reasonably be expected to form the basis of a claim for damages or compensation that would have, individually or in the aggregate, a Material Adverse Effect. Except as disclosed in the Prospectus and the General Disclosure Package, none of the Company or any of the Subsidiaries owns or operates any real property contaminated with any Hazardous Material, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any pending or, to the knowledge of the Company or any of the Subsidiaries, threatened claim, proceeding or controversy by a governmental authority or third party relating to any Environmental Laws, which violation, contamination, liability, claim, proceeding or controversy would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim, proceeding or controversy.

(30) No Unlawful Payments. No payments or inducements have been made or given, directly or indirectly, to any federal or local official or candidate for, any federal or state office in the United States or foreign offices by the Company or any Subsidiary, by any of their officers, directors, employees or agents or, to the knowledge of the Company, by any other person in connection with any opportunity, contract, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of the Company or any Subsidiary, except for such payments or inducements as were lawful under applicable laws, rules and regulations. None of the Company or any Subsidiary, nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary, (i) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment in connection with the business of the Company or any Subsidiary.

(31) Intellectual Property. Each of the Company and the Subsidiaries owns, licenses or otherwise has rights in all patents, patent rights, licenses, inventions, copyrights, know-how (including seismic data, trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names and other proprietary rights necessary for the conduct of its respective business as currently carried on and as proposed to be carried on as described in the Registration Statement, the Prospectus and the General Disclosure Package (collectively and together with any applications or registrations for the foregoing, the “Intellectual Property”), and none of the Company or any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which infringement or conflict (if the subject of any unfavorable decision, ruling or finding), individually or in the aggregate, would result in a Material Adverse Effect.

(32) Cybersecurity; IT Systems and Data. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) the Company is not aware of any security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its Subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its Subsidiaries), equipment or technology (collectively, “IT Systems and Data”) and (ii) neither the Company nor its Subsidiaries have been notified of, and each of them have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data. The Company and its Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification. The Company and its Subsidiaries have implemented controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards.

(33) Forward-Looking Information. The information contained in the Registration Statement, the Prospectus and the General Disclosure Package regarding the Company’s expectations, plans and intentions, and any other information that constitutes “forward-looking” information within the meaning of the 1933 Act and the 1934 Act were made, or will be made, by the Company on a reasonable basis and reflect the Company’s good faith belief and/or estimate of the matters described therein.

(34) Compliance with the Sarbanes-Oxley Act. The Company and its Subsidiaries are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act.

(35) Disclosure Controls. The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the 1934 Act); the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it will file or furnish under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the 1934 Act Regulations, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the 1934 Act with respect to such reports; and such “disclosure controls and procedures” are effective to perform the functions for which they were established.

(36) Existing Credit. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of their respective family members, except as disclosed in the Prospectus and the General Disclosure Package. Neither the Company nor any Subsidiary has directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company or any Subsidiary.

(37) No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the 1933 Act or the 1933 Act Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Prospectus and the General Disclosure Package, neither the Company nor any of its affiliates has sold or issued any security during the six month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the 1933 Act, other than shares of Common Stock issued pursuant to dividend reinvestment plans, employee benefit plans, non-employee director plans, stock plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Prospectus and the General Disclosure Package.

(38) No Restrictions on Dividends. Except as disclosed in the Registration Statement, the Prospectus or the General Disclosure Package, or except as may be prohibited by Law, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or membership interests; or from repaying the Company any loans or advances to such Subsidiary from the Company.

(39) Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes applicable to the Company and its Subsidiaries, including but not limited to the Bank Secrecy Act, as amended by the USA PATRIOT Act, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (the “Money Laundering Laws”), except where the failure to be in such compliance would not have a Material Adverse Effect, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any of its Subsidiaries, threatened.

(40) No Conflicts with Sanctions Laws. (i) None of the Company, any of its Subsidiaries, nor to the knowledge of the Company, any director, officer employee, agent, affiliate or representative of the Company or any of its Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (A) the subject of any sanctions administered or enforced by the United States Government (including the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of comprehensive territorial Sanctions (including, without limitation, Crimea, the non-government controlled areas of the Kherson and Zaporizhzhia Regions of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Cuba, Iran, North Korea, Russia and Venezuela); and (ii) the Company and each of its Subsidiaries have not engaged in, are not now engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of Sanctions. The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (i) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is, or whose government is, the subject of Sanctions; (ii) to fund or facilitate any money laundering or terrorist financing activities; or (iii) in any other manner that would cause or result in a violation of any Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor any of its Subsidiaries, to the knowledge of the Company, have knowingly engaged in or are now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(41) [Reserved].

(42) Relationships with Third Parties. No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, customers, suppliers, shareholders or other affiliates of the Company on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and which is not so described.

(43) [Reserved.]

(44) Interactive Data. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Prospectus Supplement and the Prospectus has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(45) Outbound Investments. Neither the Company nor any of its Subsidiaries (i) is a “covered foreign person” within the meaning of the final rules implementing Executive Order 14105 of August 9, 2023, “Addressing United States Investments in Certain National Security Technologies and Products in Countries of Concern” (the “Outbound Order”), promulgated by Office of Investment Security, Department of the Treasury, (ii) is currently engaged in, or has plans to engage in, one or more of the activities identified in the definitions of “notifiable transaction” or “prohibited transaction” under 31 C.F.R. Part 850 or (iii) is currently holding or has plans to hold, directly or indirectly, a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies of a “person of a country of concern” (as identified in the Outbound Order) that engages in one or more activities identified in the definitions of “notifiable transaction” or “prohibited transaction” under 31 C.F.R. Part 850.

(b) Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries (whether signed on behalf of such officer, the Company or such subsidiary) and delivered to the Representative or to counsel for the Underwriters in connection with the offering of the Securities contemplated hereby shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, severally and not jointly, the Initial Securities , and each Underwriter, severally and not jointly, agrees to purchase the respective number of Initial Securities set forth opposite its name in Exhibit A hereto plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, subject to such adjustments among the Underwriters as the Representative in their sole discretion shall make to eliminate any sales or purchases of fractional Securities, in each case at a price of $44.78 per share (the “Purchase Price”).

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase the Option Securities at a price per share equal to the Purchase Price referred to in Section 2(a) above; provided that the price per share for any Option Securities shall be reduced by an amount per share equal to any dividends or distributions declared, paid or payable by the Company on the Initial Securities but not payable on such Option Securities. The option hereby granted will expire at 11:59 P.M. (New York City time) on the 30th day after the date hereof and may be exercised in whole or in part from time to time only upon notice by the Representative to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an “Option Closing Date”) shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option (unless postponed in accordance with the provisions of Section 10 hereof), nor in any event prior to the Closing Date. If the option is exercised as to all or any portion of the Option Securities, the Company will sell to the Underwriters the total number of Option Securities then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Exhibit A hereto opposite the name of such Underwriter, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Payment. Payment of the purchase price for, and delivery of, the Initial Securities shall be made at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York City time) on August 18, 2025 (unless postponed in accordance with the provisions of Section 10), or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Date”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of, such Option Securities shall be made at the above-mentioned offices at 9:00 A.M. (New York City time), or at such other place as shall be agreed upon by the Representative and the Company, on each Option Closing Date as specified in the notice from the Representative to the Company.

Payment shall be made to the Company by wire transfer of immediately available funds to a single bank account designated by the Company, in each case against delivery to the Representative for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, that it has agreed to purchase. Wells Fargo, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d) Delivery of Securities. Delivery of the Initial Securities and any Option Securities shall be made through the facilities of DTC unless the Representative shall otherwise instruct.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 430B and Rule 433 and will notify the Representative immediately, and confirm the notice in writing, (i) when the Registration Statement or any post-effective amendment to the Registration Statement shall be declared or become effective, or when any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall have been filed, (ii) of the receipt of any comments from the Commission (and shall promptly furnish the Representative with a copy of any comment letters and any transcript of oral comments, and shall furnish the Representative with copies of any written responses thereto a reasonable amount of time prior to the proposed filing thereof with the Commission and will not file any such response to which the Representative or counsel for the Underwriters shall object), (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, any document incorporated or deemed to be incorporated by reference therein or any Issuer Free Writing Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing, or any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will make every reasonable effort to prevent the issuance of any stop order and the suspension or loss of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued, or any such suspension or loss occurs, to obtain the lifting thereof at the earliest possible moment. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rule 456(b) of the 1933 Act Regulations and 457(r) of the 1933 Act Regulations, except to the extent such filing fees have been paid prior to the date hereof.

(b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement, any Issuer Free Writing Prospectus or any amendment, supplement or revision to any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus, whether pursuant to the 1933 Act or otherwise, and the Company will furnish the Representative with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object. The Company has given the Representative notice of any filings made pursuant to the 1934 Act or the 1934 Act Regulations within 48 hours prior to the Applicable Time. The Company will give the Representative notice of its intention to make any filing pursuant to the 1934 Act or the 1934 Act Regulations from the Applicable Time through the Closing Date (or, if later, through the end of the period during which the Prospectus is required (or, but for the provisions of Rule 172, would be required) to be delivered by applicable law (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise)) and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and copies of all consents and certificates of experts.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus and any amendments or supplements thereto as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) to be delivered by applicable law (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), such number of copies of the Pre-Pricing Prospectus, the Prospectus and any Issuer Free Writing Prospectus and any amendments or supplements to any of the foregoing as such Underwriter may reasonably request.

(e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated by this Agreement, the General Disclosure Package and the Prospectus. If, at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered in connection with sales of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), any event shall occur or condition shall exist as a result of which it is necessary (or if the Representative or counsel for the Underwriters shall notify the Company that, in their judgment, it is necessary) to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus so that the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading or if it is necessary (or, if the Representative or counsel for the Underwriters shall notify the Company that, in their judgment, it is necessary) to amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to file such amendment or supplement (or, if the Representative or counsel for the Underwriters shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to comply with such requirements, and, in the case of an amendment or post-effective amendment to the Registration Statement, the Company will use its reasonable best efforts to have such amendment declared or become effective as soon as practicable, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time an Issuer Free Writing Prospectus conflicts with the information contained in the Registration Statement or if an event shall occur or condition shall exist as a result of which it is necessary (or, if the Representative or counsel for the Underwriters shall notify the Company that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Prospectus so that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or then prevailing, not misleading, or if it is necessary (or, if the Representative or counsel for the Underwriters shall notify the Company that, in their judgment, it is necessary) to amend or supplement such Issuer Free Writing Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Representative of such event or condition and of its intention to file such amendment or supplement (or, if the Representative or counsel for the Underwriters shall have notified the Company as aforesaid, the Company will promptly notify the Representative of its intention to prepare such amendment or supplement) and will promptly prepare and, if required by the 1933 Act or the 1933 Act Regulations, file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to eliminate or correct such conflict, untrue statement or omission or to comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f) Blue Sky and Other Qualifications. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Securities (but in no event for a period of not less than one year from the date of this Agreement).

(g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Pre-Pricing Prospectus and the Prospectus under “Use of Proceeds.”

(i) Listing. In the case of any Securities that are not listed on the NYSE, the Company will use its reasonable best efforts to effect the listing of the Securities on such exchange as and when required by this Agreement.

(j) Restriction on Sale of Securities. During the Lock-Up Period, the Company will not, without the prior written consent of Wells Fargo, directly or indirectly:

(i) issue, offer, pledge, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or other capital stock or any securities convertible into or exercisable or exchangeable for Common Stock or other capital stock,

(ii) file or cause the filing of any registration statement under the 1933 Act with respect to any Common Stock or other capital stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other capital stock (other than any Rule 462(b) Registration Statement filed to register Securities to be sold to the Underwriters pursuant to this Agreement, or

(iii) enter into any swap or other agreement, arrangement, hedge or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Common Stock or other capital stock or any securities convertible into or exercisable or exchangeable for any Common Stock or other capital stock, whether any transaction described in clause (i) or (iii) above is to be settled by delivery of Common Stock, other capital stock, other securities, in cash or otherwise, or publicly announce any intention to do any of the foregoing.

Notwithstanding the provisions set forth in the immediately preceding paragraph, the Company may, without the prior written consent of Wells Fargo:

(x) issue Securities to the Underwriters pursuant to this Agreement,

(y) issue shares, and options to purchase shares, of Common Stock and restricted stock units pursuant to stock option plans, stock purchase or other equity incentive plans or any dividend reinvestment plan described in the General Disclosure Package and the Prospectus, as those plans are in effect on the date of this Agreement, and

(z) issue shares of Common Stock upon the exercise of stock options issued under stock option or other equity incentive plans referred to in clause (y) above, as those plans are in effect on the date of this Agreement, or upon the exercise of warrants or convertible securities outstanding on the date of this Agreement, as those warrants and convertible securities are in effect on the date of this Agreement.

provided, however, that in the case of any issuance described in clause (z) above, it shall be a condition to the issuance that each recipient executes and delivers to Wells Fargo, acting on behalf of the Underwriters, not later than one business day prior to the date of such issuance, a written agreement, in substantially the form of Exhibit D hereto and otherwise satisfactory in form and substance to Wells Fargo.

(k) Reporting Requirements. The Company, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), will file all documents required to be filed with the Commission pursuant to the 1934 Act and the 1934 Act Regulations within the time periods required by the 1934 Act and the 1934 Act Regulations.

(l) Preparation of Prospectus. Immediately following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Prospectus, which shall contain the selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Representative and the Company may deem appropriate and, if requested by the Representative, will prepare an Issuer Free Writing Prospectus containing the information set forth in Exhibit I hereto and such other information as may be required by Rule 433 or as the Representative and the Company may deem appropriate, and will file or transmit for filing with the Commission the Prospectus in accordance with the provisions of Rule 430B and in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and any such Issuer Free Writing Prospectus in the manner and within the time period required by Rule 433.

(m) New Registration Statement. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any of the Securities remains unsold by the Underwriters, the Company will, prior to the Renewal Deadline, if it has not already done so and is eligible to do so, file a new automatic shelf registration statement relating to the Securities, and notify the Representative when such filing has been made. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, file a new registration statement relating to the Securities, and notify the Representative when such filing has been made and use its reasonable best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will furnish the Representative with copies of any such new registration statement a reasonable amount of time prior to such proposed filing and, notwithstanding the foregoing provisions of this paragraph, will not file any such proposed registration statement to which the Representative or counsel for the Underwriters shall reasonably object. In any such case, the Company will take all other action as is necessary or appropriate to permit the public offering and sale of the Securities to continue from and after the Renewal Deadline as contemplated in the expired registration statement relating to the Securities. References in this Agreement to the “Registration Statement” shall include any such new shelf registration statement from and after the time it is filed with the Commission, mutatis mutandis.

SECTION 4. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the word processing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities and the issuance and delivery of the Securities to be sold by the Company to the Underwriters, including any stock or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Company, (v) the qualification or exemption of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of a blue sky survey and any supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements to any of the foregoing and any costs associated with electronic delivery of any of the foregoing, (vii) the preparation, printing and delivery to the Underwriters of copies of a blue sky survey and any Canadian “wrapper” and any supplements thereto and any costs associated with electronic delivery of any of the foregoing, (viii) the fees and expenses of the attorneys-in-fact, the custodian and the transfer agent and registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by FINRA of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE, (xi) the costs and expenses of the Company and any of its officers, directors, counsel or other representatives in connection with presentations or meetings undertaken in connection with the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics and the production and hosting of any electronic road shows, fees and expenses of any consultants engaged in connection with road show presentations, and travel, lodging, transportation, and other expenses of the officers, directors, counsel and other representatives of the Company incurred in connection with any such presentations or meetings and (xii) the reasonable fees and disbursements of counsel for the Underwriters solely in connection with the copying and delivery of closing documents and other documents relating to the offering contemplated hereby (and in connection with the preparation and delivery of any electronic versions or compilations of such documents) to the Company, the Company’s accountants and counsel and the Underwriters.

(b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 hereof, Section 9(a)(i) hereof, 9(a)(iii)(A) hereof or Section 9(a)(v) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in this Agreement, or in certificates signed by any officer of the Company or any subsidiary of the Company (whether signed on behalf of such officer, the Company or such subsidiary) delivered to the Representative or counsel for the Underwriters, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement shall have been declared or become effective, as the case may be, and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement. The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance upon Rule 424(b)(8)) and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed in the manner and within the time period required by Rule 433, and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Representative of such timely filings.

(b) Opinion of Counsel for Company. At the Closing Date, the Representative shall have received the favorable opinions and negative assurance statement, dated the Closing Date, of Dentons US LLP, special counsel for the Company (“Company Counsel”), in form and substance satisfactory to the Representative, together with signed or reproduced copies of such opinion for each of the other Underwriters, in substantially the form set forth in Exhibit E and Exhibit F hereto and to such further effect as the Representative may reasonably request, and the favorable opinion and negative assurance statement of Patrick Taylor, internal counsel to the Company, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such opinion for each of the other Underwriters, in substantially the form set forth in Exhibit G and Exhibit H hereto and to such further effect as the Representative may reasonably request.

(c) Opinion of Counsel for Underwriters. At the Closing Date, the Representative shall have received the favorable letter and negative assurance statement, dated the Closing Date, of Sullivan & Cromwell LLP, counsel for the Underwriters (“Underwriters’ Counsel”), together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the Securities to be sold by the Company pursuant to this Agreement, this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus and any amendments or supplements thereto and such other matters as the Representative may reasonably request.

(d) Officers’ Certificate. At the Closing Date or the applicable Option Closing Date, as the case may be, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably be expected to result in a material adverse change in the condition (financial or other), results of operations, business, properties, management or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, and, at the Closing Date, the Representative shall have received a certificate, signed on behalf of the Company by the President or the Chief Executive Officer of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in this Agreement are true and correct at and as of the Closing Date with the same force and effect as though expressly made at and as of Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Date under or pursuant to this Agreement and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(e) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company contained in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectuses (other than any electronic road show) and the Prospectus and any amendments or supplements to any of the foregoing.

(f) Bring-down Comfort Letter. At the Closing Date, the Representative shall have received from Deloitte & Touche LLP a letter, dated as of Closing Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(e) hereof, except that the specified date referred to shall be a date not more than three business days prior to the Closing Date.

(g) Approval of Listing. At the Closing Date and each Option Closing Date, if any, the Securities to be purchased by the Underwriters from the Company at such time shall have been approved for listing on the NYSE, subject only to official notice of issuance.

(h) Lock-up Agreements. Prior to the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit D hereto signed by each of the persons listed in Exhibit C hereto.

(i) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities on any Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the applicable Option Securities shall be subject to the conditions specified in the introductory paragraph of this Section 5 and to the further condition that, at the applicable Option Closing Date, the Representative shall have received:

(1) Opinion of Counsel for Company. The favorable opinion of Company Counsel and of each other counsel named in Section 5(b), each in form and substance satisfactory to the Representative and dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the respective opinions required by Section 5(b) hereof.

(2) Opinion of Counsel for Underwriters. The favorable opinion of Underwriters’ Counsel, in form and substance satisfactory to the Representative and dated such Option Closing Date, relating to the Option Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(3) Officers’ Certificate. A certificate, dated such Option Closing Date, to the effect set forth in, and signed on behalf of the Company by the officers specified in, Section 5(d) hereof, except that the references in such certificate to the Closing Date shall be changed to refer to such Option Closing Date.

(4) Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representative and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the specified date in the letter furnished pursuant to this Section 5(i)(4) shall be a date not more than three business days prior to such Option Closing Date, and except that such letter shall also cover any amendments or supplements to the Registration Statement, any Issuer Free Writing Prospectus (other than any electronic road show) and the Prospectus subsequent to the Closing Date.

(j) Additional Documents. At the Closing Date and each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representative or counsel for the Underwriters may otherwise reasonably request; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative.

(k) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Closing Date that is after the Closing Date, the obligations of the several Underwriters to purchase the relevant Option Securities on such Option Closing Date, may be terminated by the Representative by notice to the Company at any time on or prior to Closing Date or such Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that, in the case of any such termination of this Agreement, Sections 1, 6, 7, 8, 11, 12, 13, 14, 15, 16, 18, 19, 20 and 21 hereof shall survive such termination of this Agreement and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, and its and their officers, directors, employees, partners and members and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), or any “issuer information” (as defined in Rule 433), or any “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or clause (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or in any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information furnished by the Underwriters as aforesaid consists of the information described as such in Section 6(b) hereof.

(b) Indemnification by the Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act notice loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein. The Company hereby acknowledges and agrees that the information furnished to the Company by the Underwriters through the Representative expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), consists exclusively of the following information appearing under the caption “Underwriting” in the Pre-Pricing Prospectus and the Prospectus: (i) the information regarding the concession and reallowance appearing in the third paragraph under such caption and (ii) the information regarding stabilization, syndicate covering transactions and penalty bids appearing in the fifteenth and sixteenth paragraphs under such caption (but only insofar as such information concerns the Underwriters).

(c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and the other indemnified parties referred to in Section 6(a) hereof shall be selected by Wells Fargo, and counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and the other indemnified parties referred to in Section 6(a) above and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each affiliate of any Underwriter, each officer, director, employee, partner and member of any Underwriter or any such affiliate, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Exhibit A hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates signed by any officer of the Company or any of its subsidiaries (whether signed on behalf of such officer, the Company or such subsidiary) and delivered to the Representative or counsel to the Underwriters, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any officer, director, employee, partner, member or agent of any Underwriter or any person or entity controlling any Underwriter, or by or on behalf of the Company, any officer, director or employee of the Company or any person or entity controlling the Company, and shall survive delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time on or prior to Closing Date (and, if any Option Securities are to be purchased on an Option Closing Date that occurs after the Closing Date, the Representative may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Company at any time on or prior to such Option Closing Date) (i) if there has been, at any time on or after the date of this Agreement or since the respective dates as of which information is given in the General Disclosure Package or the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change or any development that could reasonably expected to result in a material adverse change, in the condition (financial or other), results of operations, business, properties, management or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any declaration of a national emergency or war by the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions (including, without limitation, as a result of terrorist activities), in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if (A) trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or (B) trading generally on the NYSE, the Nasdaq Global Select Market, the Nasdaq Global Market, the NYSE American, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (C) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either U.S. federal or New York authorities or (v) if there shall have occurred, at any time on or after the date of this Agreement, any downgrading in the rating of any debt securities of or guaranteed by the Company or any debt securities or preferred stock of any subsidiary or subsidiary trust of the Company by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the 1934 Act) or any public announcement that any such organization has placed its rating on the Company or any such debt securities or preferred stock under surveillance or review or on a so-called “watch list” (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Company or any such debt securities or preferred stock has been placed on negative outlook.

(b) Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 6, 7, 8, 11, 12, 13, 14, 15, 16, 18, 19, 20 and 21 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. (a) If one or more of the Underwriters shall fail at the Closing Date or an Option Closing Date to purchase the Securities that it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(1) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(2) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Closing Date that occurs after the Closing Date, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities that were to have been purchased and sold on such Option Closing Date, shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default that does not result in a termination of this Agreement or, in the case of an Option Closing Date that is after the Closing Date, that does not result in a termination of the obligations of the Underwriters to purchase and the Company to sell the relevant Option Securities, the Representative shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, or transmitted by fax or other electronic means (with the receipt of such fax or other electronic communication to be confirmed by telephone). Notices to the Underwriters shall be directed to the Representative at Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York, 10001, Attention of Equity Syndicate, fax no. 212-214-5918 (with such fax or other electronic communication to be confirmed by telephone to 212-214-6144); notices to the Company shall be directed to it at Unitil Corporation, Attention of Daniel J. Hurstak, fax no. (603) 773-6561 (with such fax to be confirmed by telephone to (603) 772-0775).

SECTION 12. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and other indemnified parties referred to in Section 6 hereof and Section 7 hereof and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and other indemnified parties and their successors, heirs and legal representatives, and for the benefit of no other person or entity. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15. Effect of Headings; Counterparts. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or e-mail transmission. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 16. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means 7:25 P.M. (New York City time) on August 14, 2025 or such other time as agreed by the Company and the Representative.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Commission” means the Securities and Exchange Commission.

“Covered Entity” means any of (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“DTC” means The Depository Trust Company.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

“FINRA” means the Financial Industry Regulatory Authority Inc. or the National Association of Securities Dealers, Inc., or both, as the context shall require.

“GAAP” means generally accepted accounting principles.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the offering of the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit J hereto, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Exhibit J hereto.

“Lock-Up Period” means the period beginning on and including the date of this Agreement through and including the date that is the 60th day after the date of this Agreement.

“NYSE” means the New York Stock Exchange.

“Pre-Pricing Prospectus” means the preliminary prospectus dated August 14, 2025 relating to the Securities in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the 1933 Act.

“preliminary prospectus” means any prospectus together with, if applicable, the accompanying prospectus supplement used in connection with the offering of the Securities that omitted the public offering price of the Securities or that was captioned “Subject to Completion,” together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act. The term “preliminary prospectus” includes, without limitation, the Pre-Pricing Prospectus.

“Registration Statement” means the Company’s registration statement on Form S–3 (Registration No. 333-287753) as amended (if applicable), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S–3 under the 1933 Act and the Rule 430B Information; provided that any Rule 430B Information shall be deemed part of the Registration Statement only from and after the time specified pursuant to Rule 430B.

“Regulation S-T” means Regulation S-T of the Commission.

“Rule 172,” “Rule 173(d),” “Rule 401(g)(2),” “Rule 405,” “Rule 424,” “Rule 424(b),” “Rule 424(b)(2),” “Rule 424(b)(8),” “Rule 430B,” “Rule 433,” “Rule 433(d)(5)(i),” “Rule 433(d)(8)(i),” “Rule 433(g),” “Rule 456(b)” and “Rule 456(b)(1)(i)” refer to such rules under the 1933 Act.

“Rule 430B Information” means the information included in any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing filed pursuant to Rule 424(b)(2), 424(b)(5) or (b)(7) that was omitted from the Registration Statement at the time it first became effective but is deemed to be part of and included in the Registration Statement pursuant to Rule 430B.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act of 1950, as amended, and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and the regulations promulgated thereunder.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

“1940 Act” means the Investment Company Act of 1940, as amended.

All references in this Agreement to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the version thereof filed with the Commission pursuant to EDGAR and all versions thereof delivered (physically or electronically) to the Representative or the Underwriters.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act that is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 17. Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representative, it will not make, any offer relating to the Securities that constitutes or would constitute an “issuer free writing prospectus” (as defined in Rule 433) or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405) or portion thereof required to be filed with the Commission or required to be retained by the Company pursuant to Rule 433; provided, that the prior written consent of the Representative shall be deemed to have been given in respect of the Issuer General Use Free Writing Prospectuses, if any, listed on Exhibit J hereto and, to any electronic road show in the form previously provided by the Company to and approved by the Representative. Any such free writing prospectus consented to or deemed to have been consented to as aforesaid is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents, warrants and agrees that it has treated and will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit J hereto are Permitted Free Writing Prospectuses.

SECTION 18. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) each of the Underwriters is acting solely as a principal in connection with the sale of the Securities and the process leading thereto and no fiduciary, advisory or agency relationship between the Company or any of its subsidiaries on the one hand, and any of the Underwriters, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement or the process leading thereto, irrespective of whether or not any of the Underwriters has advised or is advising the Company on other matters and no Underwriter has any obligation to the Company, any of its subsidiaries or any selling shareholder with respect to the offering of the Securities except the obligations expressly set forth in this Agreement;

(b) the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representative, and does not constitute a recommendation, investment advice, or solicitation of any action by the Underwriters;

(c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that none of the Underwriters has any obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise;

(e) it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person or entity asserting a fiduciary duty claim on its behalf or in right of it or the Company or any stockholders, employees or creditors of Company;

(f) the information and transactions contemplated in this Agreement do not constitute an offer or a solicitation of an offer to transact in any securities or other financial instrument with any natural person; and

(g) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person.

SECTION 19. Research Analyst Independence. The Company acknowledges that the Underwriters’ respective research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ respective research analysts and research departments may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by applicable law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their respective research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ respective investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company and other entities that may be the subject of the transactions contemplated by this Agreement.

SECTION 20. Trial By Jury. The Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 21. Consent to Jurisdiction. The Company hereby submits to the non-exclusive jurisdiction of any U.S. federal or state court located in the Borough of Manhattan, the City and County of New York in any action, suit or proceeding arising out of or relating to or based upon this Agreement or any of the transactions contemplated hereby, and irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding in any such court and agree not to plead or claim in any such court that any such action, suit or proceeding has been brought in an inconvenient forum.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

UNITIL CORPORATION

By	/s/ Daniel J. Hurstak
Name: Daniel J. Hurstak
Title: Senior Vice President, Chief Financial Officer and Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

SCOTIA CAPITAL (USA) INC.

JANNEY MONTGOMERY SCOTT LLC

By: WELLS FARGO SECURITIES, LLC

By	/s/ Michael Tiedemann
Name: Michael Tiedemann
Title: Managing Director

For themselves and as Representative of the Underwriters named in Exhibit A hereto.

EXHIBIT A

Name of Underwriter	Number of Initial Securities
Wells Fargo Securities, LLC	696,679
Scotia Capital (USA) Inc.	348,338
Janney Montgomery Scott LLC	348,338

Total	1,393,355

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EXHIBIT B

SUBSIDIARIES OF THE COMPANY

Name	Jurisdiction of Organization	Type of Entity	Names of General Partners/Managing Members*
Unitil Energy Systems, Inc.	New Hampshire	Corporation	N/A
Northern Utilities, Inc.	New Hampshire	Corporation	N/A
Granite State Gas Transmission, Inc.	New Hampshire	Corporation	N/A
Unitil Power Corp.	New Hampshire	Corporation	N/A
Unitil Realty Corp.	New Hampshire	Corporation	N/A
Unitil Resources, Inc.	New Hampshire	Corporation	N/A
Unitil Service Corp	New Hampshire	Corporation	N/A
Fitchburg Gas and Electric Light Company	Massachusetts	Corporation	N/A
Bangor Natural Gas Company	Maine	Corporation	N/A
Fitchburg Energy Development Company	Delaware	Corporation	N/A

*	Applicable only if the subsidiary in question is a limited or general partnership or limited liability company.

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EXHIBIT C

LIST OF PERSONS SUBJECT TO LOCK-UP

Thomas Meissner, Jr.

Robert Hevert

Daniel Hurstak

Christopher LeBlanc

Anne L. Alonzo

Neveen F. Awad, Ph.D

Winfield S. Brown

Mark H. Collin

Suzanne Foster

Michael B. Green

Katherine Kountze

Jane Lewis-Raymond

Justine Vogel

David A. Whiteley

Justin Eisfeller

Sandra Whitney

Todd Diggins

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EXHIBIT D

FORM OF LOCK-UP AGREEMENT

Unitil Corporation

Public Offering of Common Stock

Dated as of August 14, 2025

Wells Fargo Securities, LLC

As Representative of the several Underwriters

c/o Wells Fargo Securities, LLC

500 West 33rd Street

New York, New York 10001

Ladies and Gentlemen:

As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in an orderly market for common stock, no par value (the “Common Stock”), of Unitil Corporation, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that from the date hereof through and including the date that is 60 days (the “Lock-Up Period”) after the public offering date set forth on the final prospectus used to sell the Common Stock (the “Public Offering Date”) pursuant to the Underwriting Agreement, the undersigned will not offer, sell, sell short, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into any transaction which would, is designed to, or might reasonably be expected to, have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without the prior written consent of Wells Fargo Securities, LLC (“Wells Fargo”). In addition, the undersigned agrees that, without the prior written consent of Wells Fargo, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock.

Any Common Stock received upon exercise of options or restricted stock units granted to the undersigned will also be subject to this Lockup Agreement (this “Agreement”). In addition, any Common Stock acquired by the undersigned in connection with the offering contemplated by the Underwriting Agreement will also be subject to this Agreement. Any Common Stock acquired by the undersigned in the open market after the date of this Agreement will not be subject to this Agreement. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock, without the prior written consent of Wells Fargo, provided, in each case, that (1) Wells Fargo receives a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission (the “Commission”) on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers (other than a filing on a Form 5 made after the expiration of the Lock-Up Period):

(i) as a bona fide gift or gifts;

(ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii) as a distribution or other transfer by a partnership to its partners or former partners or by a limited liability company to its members or former members or by a corporation to its stockholders or former stockholders or to any wholly-owned subsidiary of such corporation;

(iv) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be;

(v) to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned;

(vi) pursuant to a qualified domestic relations order or in connection with a divorce settlement;

(vii) by will or intestate succession upon the death of the undersigned; and

(viii) to the Company to satisfy tax withholding obligations associated with the exercise or vesting of equity awards under any equity compensation plan of the Company.

Notwithstanding anything herein to the contrary, nothing herein shall prevent the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act (“10b5-1 Trading Plan”) or from amending an existing 10b5-1 Trading Plan so long as there are no sales of Common Stock under any such 10b5-1 Trading Plan during the Lock-Up Period; and provided that, the establishment of a 10b5-1 Trading Plan or the amendment of a 10b5-1 Trading Plan shall only be permitted if (i) the establishment or amendment of such plan is not required to be reported in any public report or filing with the Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding the establishment or amendment of such plan.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the offering of the Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to the undersigned in connection with such offering, the Underwriters are not making a recommendation to the undersigned to enter into this Agreement, and nothing set forth in such disclosures is intended to suggest that the Underwriters are making such a recommendation.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. If the Public Offering Date shall not have occurred on or before the date that is 30 days after the date of this Agreement, this Agreement shall terminate. If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this Agreement shall likewise be terminated. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the offering of the Common Stock in reliance upon this Agreement.

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

EXHIBIT E

FORM OF OPINION OF COMPANY COUNSEL

The following opinions are to be provided by special counsel to the Company, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Underwriting Agreement.

1. FG&E is a corporation validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

2. FG&E has corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places as described in the Registration Statement or the Prospectus.

3. The Shares have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

4. The Registration Statement as of its effective date and the Prospectus as of its date, and the documents incorporated by reference therein as of the filing or effective date of each such incorporated document, as applicable (in each case, other than the financial statements, including the notes and related schedules thereto, and any other financial, accounting or statistical data derived therefrom and included or incorporated by reference in the Registration Statement or the Prospectus, as to which we express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act of 1933 (the “Securities Act”) and the rules and regulations thereunder. The conditions for the use of Form S-3 set forth in the General Instructions thereto have been satisfied with respect to the Registration Statement.

5. To our knowledge, there are no contracts or documents required by the Securities Act and the regulations thereunder to be (i) filed as exhibits to the Registration Statement, (ii) incorporated by reference therein, or (iii) described in the Registration Statement or the Prospectus that are not so filed, incorporated by reference or described,.

6. To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries or to which any of the properties of the Company or any of its Subsidiaries is subject that would be required by the Securities Act and the regulations thereunder to be disclosed in the Registration Statement or the Prospectus but are not so disclosed.

7. The consummation of the transactions contemplated by the Agreement, including the offer and sale of the Shares, and the performance by FG&E of its obligations thereunder (in each case, to the extent applicable) did not, and do not (i) violate any provision of the Articles of Organization or By-Laws of FG&E, (ii) violate any Massachusetts or federal law, rule or regulation of any governmental agency applicable to FG&E, except with respect to clause (ii) to the extent that any such violation would not have a Material Adverse Effect as set forth in the Agreement, or (iii) require any such party to obtain any approval, consent, authorization by, or waiver of, or make any filing with, any Massachusetts or federal governmental agency (other than (a) approvals, consents or waivers already obtained or filings already made or (b) approvals, consents, waivers, authorizations or orders under state securities or blue sky laws as to which we express no opinion).

E-1

8. The execution and delivery by the Company of the Agreement and the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby, including the offer and sale of the Shares, did not, and do not violate any New York or federal law, rule or regulation of any governmental agency applicable to the Company, that in our experience is typically applicable to transactions of the nature contemplated by the Underwriting Agreement, except to the extent that any such violation would not have a Material Adverse Effect as set forth in the Agreement. No approval, consent or authorization by, or filing with, any governmental authority is required to be obtained or made by or on behalf of the Company under the Securities Act in connection with the offer and sale of the Shares or the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby (other than (a) approvals, consents, waivers or authorizations already obtained or filings already made or (b) approvals, consents, waivers, authorizations or orders under state securities or blue sky laws as to which we express no opinion).

9. The Agreement has been duly executed and delivered by the Company.

10. The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus and in the Agreement will not be, required to register as an investment company under the Investment Company Act of 1940.

The following paragraph will also be provided by special counsel to the Company:

Furthermore, we can inform you that, based solely on our review of the Commission’s EDGAR database, the Registration Statement is in effect under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act, and no proceedings for that purpose or pursuant to Section 8A of the Securities Act have been instituted, are pending or are threatened by the Commission.

E-2

EXHIBIT F

FORM OF DISCLOSURE LETTER OF COMPANY COUNSEL

The following letter is be provided by special counsel to the Company, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Underwriting Agreement.

Except to the limited extent stated expressly in paragraphs 4, 5 and 6 of our letter to you dated the date hereof in which certain legal opinions have been rendered pursuant to Section 5(b) of the Underwriting Agreement, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus. However, based upon such participation and discussions and subject to the foregoing, no facts have come to our attention that have caused us to believe that (i) the Registration Statement, including the documents incorporated by reference therein, as of the most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that, in each case, we express no belief, and make no statement, with respect to the accuracy, completeness or fairness of the financial statements, including the notes and schedules thereto, and any other financial, accounting or statistical information or data derived therefrom, included or incorporated by reference therein or omitted therefrom).

F-1

EXHIBIT G

FORM OF INTERNAL COMPANY COUNSEL OPINION

The following opinions are to be provided by Patrick Taylor, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Underwriting Agreement.

1. The Company has been incorporated and is validly existing and in good standing under the laws of the State of New Hampshire, with the requisite corporate power and authority to own or lease its properties and conduct its business as described in the Pricing Prospectus and the Prospectus. Based on the character of the properties owned or leased by the Company and the nature of the business transacted by the Company as described in the Pricing Prospectus and the Prospectus, the Company is not required to be qualified as a foreign corporation in any jurisdiction except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.

2. Each Subsidiary is validly existing and, to the extent applicable, in good standing as a corporation or limited liability company, as applicable, under the laws of its jurisdiction of incorporation or formation, as applicable, with the requisite corporate or limited liability company power and authority, as applicable, to own or lease its properties and conduct its business as described in the Pricing Prospectus and the Prospectus. The outstanding shares of capital stock or limited liability company interests, as applicable, of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or any of the Subsidiaries except that Unitil Energy Systems, Inc., a New Hampshire Corporation, has issued shares of preferred stock to parties other than the Company or any of the Subsidiaries. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company.

3. Based on the character of the properties owned or leased by each Subsidiary and the nature of the business transacted by each Subsidiary as described in the Pricing Prospectus and the Prospectus, each Subsidiary is qualified as a foreign corporation or limited liability company to transact business as described in the Pricing Prospectus and the Prospectus and, to the extent applicable, is in good standing in each jurisdiction in which such qualification is required except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. Except as described in or contemplated by the Pricing Prospectus and the Prospectus, the outstanding shares of capital stock or limited liability company interests, as applicable, of each Subsidiary are owned free and clear of all liens, encumbrances and equities and claims, except, in each case, for any liens, encumbrances, equities or claims as would not have a Material Adverse Effect, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

4. All outstanding shares of Common Stock, including the Shares, have been duly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, the Shares will be, validly issued, fully paid and non-assessable; the Company has authorized capital stock as set forth in the Pricing Prospectus and the Prospectus; and the Company had, as of the respective dates of the Pricing Prospectus and the Prospectus, outstanding capital stock as set forth in the Pricing Prospectus and the Prospectus, respectively.

5. There are no preemptive rights under the New Hampshire Business Corporation Law Act to subscribe for or purchase the Shares. There are no preemptive or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, the Shares pursuant to the Articles of Incorporation or By-laws of the Company, each as amended to the date hereof. There are no preemptive or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, the Shares pursuant to any agreement or other instrument filed or incorporated by reference as an exhibit to the Registration Statement.

6. Except as described in or contemplated by the Pricing Prospectus and the Prospectus (a) there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and (b) there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock, other than restricted stock units issued to members of the Company’s Board of Directors. Except as described in the Pricing Prospectus and the Prospectus, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Common Stock or other securities of the Company.

7. The issuance, sale and delivery of the Shares and the execution, delivery and performance of the Underwriting Agreement do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any agreement or instrument (a) filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, or the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2025, or (b) filed or incorporated by reference as an exhibit to the Registration Statement, the Pricing Prospectus or the Prospectus, except, in each case, for any such breach, violation or default as would not have a Material Adverse Effect. I express no opinion, however, as to whether the issuance, sale and delivery of the Shares and the execution, delivery or performance by the Company of the Underwriting Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

8. The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Description of Common Stock,” insofar the they purport to constitute summaries of the terms of the Common Stock (including the Shares), constitute accurate summaries of the terms of such Common Stock in all material respects.

9. The statements set forth (i) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, (ii) in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, and (iii) in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2025, in each case as of the relevant dates of such statements and insofar as such statements purport to describe legal and governmental proceedings and contracts and other documents, fairly summarize such legal and governmental proceedings and contracts and other documents in all material respects. I do not have knowledge of any legal or governmental proceedings required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus pursuant to Item 103 of Regulation S-K under the Rules and Regulations which are not described as required or of any contracts or documents of a character required to be filed as exhibits to the Registration Statement or described therein, the Pricing Prospectus, the Prospectus, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, or the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2025 which are not filed or described as required.

10. There are no actions, suits, claims or proceedings pending or, to my knowledge, threatened against the Company or any Subsidiary before any court or governmental or administrative agency, authority or body or otherwise, which if determined adversely to the Company or any such Subsidiary would have a Material Adverse Effect or prevent the consummation of the transactions contemplated by the Underwriting Agreement, except as may be disclosed in the Pricing Prospectus and the Prospectus.

11. The issuance, sale and delivery of the Shares and the execution, delivery and performance of the Underwriting Agreement do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (a) the charter or By-Laws of the Company or any Subsidiary, (b) the public utility laws of the State of New Hampshire, (c) the public utility laws of the Commonwealth of Massachusetts, (d) the public utility laws of the State of Maine, (e) federal public utility laws, (f) any statute, rule, regulation or order of the State of New Hampshire or any court, governmental agency or body of the State of New Hampshire having jurisdiction over the Company or any Subsidiary or any of their properties (except state securities laws, as to which I express no opinion) or (g) any agreement or instrument (i) filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, (ii) filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2025, or (iii) filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2025, except for, with respect to clauses (b), (c), (d), (e), (f) and (g), any such breach, violation or default as would not have a Material Adverse Effect.

12. The Underwriting Agreement has been duly authorized, executed and delivered by the Company; and the Company has the requisite corporate power and authority to authorize, issue and sell the Shares as contemplated by the Underwriting Agreement.

13. No approval, consent, order, authorization, designation, declaration or filing by or with any (i) governmental body of the State of New Hampshire (including the New Hampshire Public Utilities Commission), (ii) the Massachusetts Department of Public Utilities, (iii) the Maine Public Utilities Commission, (iv) the Federal Energy Regulatory Commission and (v) the Federal Communications Commission is necessary in connection with the issuance, sale and delivery of the Shares or the execution and delivery of the Underwriting Agreement and the consummation of the transactions contemplated therein.

EXHIBIT H

FORM OF DISCLOSURE LETTER OF INTERNAL COMPANY COUNSEL

The following letter is be provided by Patrick Taylor, subject to customary assumptions, limitations and qualifications. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Underwriting Agreement.

I have participated in discussions with certain officers and employees of the Company and with representatives of the independent auditors for the Company, in at least one of which discussions your representatives and counsel also participated, at which the affairs of the Company and the contents of the Registration Statement, the Pricing Prospectus and the Prospectus were reviewed and discussed.

Except to the limited extent stated expressly in paragraphs 8 and 9 of my letter to you dated the date hereof in which certain legal opinions have been rendered pursuant to Section 5(b) of the Underwriting Agreement, I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus. However, based upon such participation and discussions referred to above and subject to the foregoing, no facts have come to my attention that have caused me to believe that (i) the Registration Statement, including the documents incorporated by reference therein, as of the most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that, in each case, I express no belief, and make no statement, with respect to the accuracy, completeness or fairness of the financial statements, including the notes and schedules thereto, and any other financial, accounting or statistical information or data derived therefrom, included or incorporated by reference therein or omitted therefrom).

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EXHIBIT I

PRICE-RELATED INFORMATION

Public offering price: $46.65 per share

Net proceeds, before expenses, to the Company: $44.78 per share

Settlement date: August 18, 2025

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EXHIBIT J

ISSUER GENERAL USE FREE WRITING PROSPECTUSES

None

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